Related Party Transactions	12 Months Ended
Dec. 31, 2014
Related Party Transactions [Abstract]
Related Party Transactions Disclosure [Text Block]
RELATED PARTY TRANSACTIONS

Corporate Allocations
Refer to Note 1 for discussion on corporate expense allocations.

Transactions with Affiliates
We sell intermediate products such as polysilicon, trichlorosilane gas, ingots, scrap wafers, and other inventory items to SunEdison's subsidiaries in the United States, Europe, and Asia for use in their operations. We also provide limited services to SunEdison following the Offering as outlined in a transition services agreement. Any receivables related to these sales and services to SunEdison are recognized as accounts receivable, affiliate in the consolidated balance sheet and shipment of products is recognized as net sales to affiliates in the consolidated statement of operations. Net sales to affiliates were $2.4 million, $9.1 million, and $6.8 million for the years ended December 31, 2014, 2013, and 2012 respectively. We had $4.3 million and $14.1 million of accounts receivable, affiliate as of December 31, 2014 and 2013, respectively.
We purchase products, primarily polysilicon, from SunEdison and its subsidiaries. SunEdison had in the past also performed financing, cash management, treasury, and other services for us on a centralized basis, and continues to provide limited services to us following the Offering as outlined in a transition services agreement. Accounts payable, affiliate were $9.4 million and $106.8 million as of December 31, 2014 and 2013, respectively.
In connection with the Offering, $62.4 million of accounts payable, affiliate was settled through a cash payment to SunEdison, after offsetting certain accounts receivable, affiliate and notes receivable, affiliate balances against accounts payable, affiliate balances with certain SunEdison subsidiaries. The amounts included in the offsetting transactions included $26.3 million of accounts receivable, affiliate and $3.8 million of notes receivable, affiliate balances that were outstanding as of March 31, 2014. The $26.3 million and $3.8 million non-cash transactions are excluded from the consolidated statements of cash flows.

Notes Receivable and Debt - Affiliate
Prior to the Offering, certain intercompany loans were made to/by certain SunEdison and SunEdison Semiconductor subsidiaries. The related notes matured in less than one year, but were generally renewed and, therefore, considered long-term and recorded in notes receivable, affiliate and long-term debt, affiliate. Interest on the notes was calculated based on fixed rates ranging from 2.00% to 3.00%. There were no notes receivable, affiliate outstanding as of December 31, 2014 and $18.7 million of notes receivable, affiliate was outstanding as of December 31, 2013. There was no long-term debt payable, affiliate outstanding as of December 31, 2014 and 2013.
We settled $15.0 million of notes receivable, affiliate from certain SunEdison subsidiaries by offsetting a portion of those amounts against accounts payable, affiliate we have with certain other SunEdison subsidiaries during the year ended December 31, 2014. Of the $15.0 million in settlements of notes receivable, affiliate balances, $12.0 million are non-cash transactions which are excluded from the consolidated statements of cash flows. The remaining $3.8 million in intercompany notes between SunEdison and SunEdison Semiconductor were settled in connection with the Offering, as previously discussed, by offsetting a portion of the intercompany loans against accounts payable, affiliate balances with certain SunEdison subsidiaries.
Interest income on intercompany notes receivable and interest expense on intercompany borrowings is recorded as interest, net - affiliates in the consolidated statements of operations.